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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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                                                         STATE OF CORPORATE
NAME                                                        INCORPORATION                        % OWNED
----                                                     ------------------                      -------
Advanced Medical Imaging Center, Inc.                         Delaware                           100.00%
Affiliated Medical Imaging Network, Inc.                      California                         100.00%
AH Imaging Center, Inc.                                       Delaware                           100.00%
Columbus Diagnostic Center Inc.                               Delaware                           100.00%
Community Radiology of Virginia Inc.                          Virginia                           100.00%
Computerized Medical Imaging Center Inc.                      Delaware                            56.90%
DI Imaging Center Inc.                                        Delaware                           100.00%
Eastside Imaging, Inc.                                        Texas                              100.00%
Fannin Street Imaging, Inc.                                   Texas                              100.00%
FCA of Van Nuys, Inc.                                         Delaware                           100.00%
Finance Funding Corp.                                         Florida                            100.00%
First Choice Networks, Inc.                                   Florida                            100.00%
Fort Bend Imaging, Inc.                                       Texas                              100.00%
Future Care Affiliates, Inc.                                  Delaware                           100.00%
Gulf Coast Imaging Services, Inc.                             Texas                              100.00%
Heights Imaging Center Inc.                                   Delaware                           100.00%
Imaging Management Services Inc.                              Delaware                           100.00%
Kaley Imaging, Inc.                                           Florida                            100.00%
Laborde Diagnostic Inc.                                       Louisiana                           80.00%
LB Imaging Center, Inc.                                       Delaware                           100.00%
Medical Marketing Development, Inc.                           New York                           100.00%
Medical Imaging Centers of America, Inc.                      California                         100.00%
Medical Imaging Equipment Leasing, Inc.                       Florida                            100.00%
MediTek-Broward, Inc.                                         Florida                            100.00%
MediTek-Chatham Industries, Inc.                              Florida                            100.00%
MediTek-Greystone, Inc.                                       Florida                            100.00%
MediTek-HE, Inc.                                              Florida                            100.00%
MediTek-ICOT, Inc.                                            Florida                            100.00%
MediTek-Newark, Inc.                                          Florida                            100.00%
MediTek-Palm Beach Gardens, Inc.                              Florida                            100.00%
MediTek-Palms, Inc.                                           Florida                            100.00%
MediTek-PBGMRI, Inc.                                          Florida                            100.00%
MediTek-Premier North, Inc.                                   Florida                            100.00%
MediTek-Premier, Inc.                                         Florida                            100.00%
MediTek-Sun Coast, Inc.                                       Florida                            100.00%
MediTek Anesthesia, Inc.                                      Florida                            100.00%
MediTek Capital Corp.                                         Florida                            100.00%
MediTek Gwinnet, Inc.                                         Florida                            100.00%
MediTek Health Care Management, Inc.                          Florida                            100.00%
MediTek Health Corporation                                    Florida                            100.00%
MediTek Industries, Inc.                                      Florida                            100.00%
MediTek Therapy, Inc.                                         Florida                            100.00%
MICA CAL II, Inc.                                             California                         100.00%
MICA CAL X, Inc.                                              California                         100.00%
MICA FLO I, Inc.                                              California                         100.00%
MICA Imaging, Inc.                                            Illinois                           100.00%
MICA OR I, Inc.                                               California                         100.00%
MICA Pacific, Inc.                                            California                         100.00%

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                                                         STATE OF CORPORATE
NAME                                                        INCORPORATION                        % OWNED
----                                                     ------------------                      -------
Modesto Imaging Center Inc.                                   Delaware                           100.00%
Owner Diagnostics, Inc.                                       California                          67.53%
San Antonio Diagnostic Imaging, Inc. (f/k/a Hamilton
    Wolfe Imaging, Inc.)                                      Texas                              100.00%
San Francisco Magnetic Resonance Center, Inc.                 Delaware                           100.00%
Santa Fe Imaging Center Inc.                                  Delaware                           100.00%
South Coast Radiologists, A Corporation                       Oregon                             100.00%
Steeplechase Diagnostic Center, Inc.                          Texas                              100.00%
Townley Group, Inc.                                           California                          50.10%
US Imaging, Inc.                                              Texas                              100.00%
USD Dayton Inc.                                               Delaware                           100.00%
MICA CAL III, Inc.                                            California                         100.00%
MICA CAL IV, Inc.                                             California                         100.00%
MICA CAL I, Inc.                                              California                         100.00%
MediTek-Wellington Corp.                                      Florida                            100.00%
MICA CAL VII, Inc.                                            California                         100.00%
MediTek-Winter Park, Inc.                                     Florida                            100.00%
Orange Park Diagnostic Center, Inc.                           Delaware                           100.00%
LINC Medical Imaging, Inc.                                    Delaware                           100.00%
Fremont Imaging Center, Inc. (f/k/a FCA Management,
   Inc.)                                                      Delaware                           100.00%
USDL Pittsburgh, Inc.                                         Delaware                           100.00%
US Heartcare Management, Inc. (f/k/a Lee Imaging Group)       New York                           100.00%
Chatham MRI, Inc.                                             New Jersey                         100.00%
Salisbury Imaging Inc.                                        Florida                            100.00%
USD Wilkes Barre, Inc.                                        Delaware                           100.00%
Town & Country MRI & Diagnostic Center, Inc.                  Texas                              100.00%
Westlake Diagnostic Center, Inc.                              California                         100.00%
Bridgeton MRI Center, Inc.                                    Missouri                           100.00%
Chesterfield MRI Center, Inc.                                 Missouri                           100.00%
Kirkwood MRI Center, Inc.                                     Missouri                           100.00%

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